UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
July 31, 2001
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3760 River Run Drive	35243
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)

(205) 970-7000
(Registrant's telephone number, including area code)

Item 5.   Other Events.

On July 31, 2001, the Registrant issued a press release announcing its results for the second quarter of 2001. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
   (c)       Exhibits

                            Exhibit No.          Description
                               99.1                  Press Release dated July 31, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of August 1, 2001.

VESTA INSURANCE GROUP, INC.

By:   /s/   Donald W. Thornton
Its:          Senior Vice President --
              General Counsel and Secretary

EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                                                        Contact:   Charles R. Lambert
                                                                                                                             Manager – Investor Relations
                                                                                                                             (205) 970-7030
                                                                                                                             CLambert@vesta.com

VESTA ANNOUNCES SECOND QUARTER RESULTS

Standard Property-Casualty Combined Ratio of 92.0% in 2nd Quarter;
Debt to Total Capital Ratio Drops to 30.4%

     BIRMINGHAM, Ala., -- July 31, 2001 -- Vesta Insurance Group, Inc. (NYSE: VTA) today reported approximately an 14% increase in net operating earnings from continuing operations for the second quarter of 2001 compared to the same period in 2000.

     Net operating earnings from continuing operations were $5.8 million, or $0.24 per diluted share, for the quarter ending June 30, 2001 compared to $5.1 million, or $0.21 per diluted share, for the corresponding period in 2000. For the six months ended June 30, net operating earnings from continuing operations were $7.5 million, or $0.33 per diluted share compared to $3.4 million, or $0.14 per diluted share for the first half of 2000.

     The Company reported net income from continuing operations of $7.2 million or $0.30 per diluted share in the second quarter of 2001 compared to $5.1 million or $0.21 per diluted share in the corresponding period in 2000. For the six months ended June 30, net income from continuing operations were $9.8 million, or $0.43 per diluted share compared to $3.4 million, or $0.14 per diluted share for the first half of 2000.

     "We remain on track of reaching our previously announced target for 2001 of providing a 12% return on equity," said James E. Tait, Chairman of Vesta. In addition, we're pleased to report that our debt to total capital ratio has been reduced to 30.4% as of June 30."

Segment Results

     Net written premium for Vesta's standard property-casualty segment increased 16% to $64.8 million for the quarter ending June 30, 2001 compared to the same period in 2000. The increase in net written premium is mostly due to the acquisition of Florida Select. The standard property-casualty segment's GAAP combined ratio was 92.0% in the second quarter of 2001. This is the fifth consecutive quarter that Vesta's standard property-casualty combined ratio has been under 100%.

     "The strong underwriting results from our standard property-casualty segment is due to a significant portion of our business being in Hawaii, and Florida," said Norman W. Gayle, III, President of Vesta. "Over the past two years, we have continually refined our book of business and we expect these type of results barring catastrophes."

     Vesta's life and health segment continues to provide solid results, earning $2.4 million in net income in the quarter. Vesta's non-standard segment showed approximately $.3 million loss in the second quarter and is expected to turn positive by the end of 2001.

     Vesta management will hold its quarterly conference call to discuss the first quarter results on August 1, 2001 at 10:00 a.m. EST. The conference call will be simultaneously webcast live online through Vesta's corporate website, www.vesta.com and http://www.videonewswire.com/event.asp?id=405.

About Vesta Insurance Group, Inc.

     Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance, including return on stockholders equity, the company's standard property-casualty combined ratio, and segment profitability. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance, including its combined ratio for the fiscal year ended December 31, 2001, may differ materially from those reflected in these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include, without limitation: that competitors may decide to target the Company's customer base by offering lower priced insurance; that the Company's independent agents may decide to discontinue sales of the Company's insurance to the individuals they represent; that new policy application levels may not rise to levels necessary to generate sufficient premium volume to achieve its financial performance goals; that A.M. Best may downgrade the Company's rating; that Vesta may be compelled to pay damages or settlement costs incurred in connection with a pending class action lawsuit in excess of available coverage under Vesta's Directors' and Officers' insurance policies; and that Vesta may ultimately be unable to recover a significant amount of paid losses currently reflected on its published financial statements as recoverable under a reinsurance treaty. Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

# # #

                                                                                   2nd Quarter 2001 Segment Comparison
                                                                                         (amounts in thousands)

                                                 Life & Health     Standard
                                                    Insurance     Property-Casualty     Non-Standard       Specialty Lines  Corp & Other        Consolidated
                                                  2001    2000     2001      2000       2001     2000      2001     2000     2001    2000      2001     2000
                                                ---------------- -------------------- ------------------ ----------------- ----------------  ------------------
Revenues:
  Net premiums written                          $ 7,482     --   $ 64,773  $ 55,896        --       --    $ 2,000     --                    $ 74,255 $ 55,896
  Decrease in unearned premiums                      --     --        (67)   (3,758)       --       --          3     --                         (64)  (3,758)
                                                 ---------------- -------------------- ------------------ -----------------                   ------------------

  Net premiums earned                             7,482     --     64,706    52,138        --       --      2,003     --                      74,191   52,138
  Net investment income                          11,010     --         --        --     $ 103       --         --     --   $ 5,997 $ 5,258    17,110    5,258
  Policy fees                                     1,052     --        676       239        --       --         --     --        --     --      1,728      239
  Other                                             183     --        420        --       356       --        961     --       676  1,085      2,596    1,085
                                                ---------------- -------------------- ------------------ ----------------- ----------------  ------------------
      Total revenues                             19,727     --     65,802    52,377       459       --      2,964     --     6,673  6,343     95,625   58,720
Expenses:
  Policyholder benefits                           8,938     --         --        --        --       --         --     --        --     --      8,938       --
  Loss and LAE expenses incurred                     --     --     37,573    25,815        --       --      1,498     --        --     --     39,071   25,815
  Policy acquisition expenses                     1,934     --     14,519    11,994        --       --        421     --        --     --     16,874   11,994
  Operating expenses                              2,806     --      8,043     6,484     1,438       --         96     --     2,853  2,457     15,236    8,941
  Interest on debt                                2,198     --         --        --        --       --         --     --     2,289  2,763      4,487    2,763
  Goodwill and other intangible amortization         --     --         --        --        --       --         --     --       969    603        969      603
                                                ---------------- -------------------- ------------------ ----------------- ----------------  ------------------
      Total expenses                             15,876     --     60,135    44,293     1,438               2,015            6,111  5,823     85,575   50,116

Income (loss) from continuing operations
   before income taxes deferrable capital
   securities, and minority interest              3,851     --      5,667     8,084      (979)      --        949     --       562    520     10,050    8,604
Income taxes (benefit)                            1,062     --      2,211     2,782      (343)      --        332     --       196    179      3,458    2,961
Deferrable capital securities, net of tax            --     --         --        --        --       --         --     --       383    571        383      571
Minority interest in subsidiary, net of tax         717     --         --        --      (305)      --         --     --        --     --        412       --
                                                ---------------- -------------------- ------------------ ----------------- ----------------  -----------------

    Net operating earnings (loss) from
     continuing operations*                      $ 2072     --    $ 3,456   $ 5,302    $ (331)      --      $ 617     --     $ (17)$ (230)   $ 5,797  $ 5,072
                                                ================ ==================== ================== ================= ================  ==================

    Realized gains, net of tax and
     minority interest                              296     --                                                               1,122           $ 1,418
                                                ---------------- -------------------- ------------------ ----------------- ----------------  ------------------
    Net income (loss)from continuing
     operations                                 $ 2,368     --    $ 3,456   $ 5,302    $ (331)      --      $ 617     --   $ 1,105 $ (230)   $ 7,215  $ 5,072
                                                ================ ==================== ================== ================= ================  ==================

   *Excludes realized investment gains and losses

                                                                                          Vesta Insurance Group, Inc.
                                                                                          2001 YTD Segment Comparison
                                                                                             (amounts in thousands)

                                                  Life and Health       Standard
                                                     Insurance      Property-Casualty     Non-Standard     Specialty lines    Corp & Other       Consolidated
                                                    2001    2000     2001      2000       2001     2000      2001     2000     2001    2000      2001     2000
                                                  ---------------- -------------------- ------------------ ----------------- ----------------  ------------------
Revenues:
  Net premiums written                          $ 14,947     --   $ 116,998 $ 105,023       --       --    $ 3,522     --                    $ 135,467 $ 105,023
  Decrease in unearned prem iums                      --     --       4,555     3,680       --       --       (436)    --                        4,119     3,680
                                                  ---------------- -------------------- ------------------ -----------------                   ------------------

  Net premiums earned                             14,947     --     121,553   108,703        --       --     3,086     --                      139,586   108,703
  Net investment income                           21,790     --         --         --     $ 260       --        --     --  $ 10,663 $12,261     32,713    12,261
  Policy fees                                      1,950     --       1,031       239        --       --        --     --        --     --       2,981       239
  Other                                              235     --         420        --       798       --     1,804     --     1,485   1,412      4,742     1,412
                                                  ---------------- -------------------- ------------------ ----------------- ----------------  ------------------
     Total revenues                               38,922     --     123,004   108,942     1,058       --     4,890     --    12,148  13,673    180,022   122,615
Expenses:
  Policyholder benefits                           16,995     --         --         --        --       --        --     --        --     --      16,995       --
  Loss and LAE expenses incurred                      --     --      75,475    65,594        --       --     2,297     --        --     --      77,772   65,594
  Policy acquisition expenses                      4,024     --      26,577    24,437        --       --       643     --        --     --      31,244   24,437
  Operating expenses                               6,567     --      14,405    13,127     2,827       --       157     --     5,933   5,799     29,889   18,926
  Interest on debt                                 4,628     --         --         --        --       --        --     --     4,517   6,166      9,145    6,166
  Goodwill and other intangible amortization          --     --         --         --        --       --        --     --     1,495     754      1,495      754
                                                  ---------------- -------------------- ------------------ ----------------- ----------------  ------------------
     Total expenses                               32,214     --     116,457   103,158     2,827      --      3,097     --    11,945  12,719    166,540  115,877
Income (loss) from continuing operations
  before income taxes deferrable
  capital securities, and minority interest        6,708     --       6,547     5,784    (1,769)      --      1,793              203    954     13,482    6,738
Income taxes (benefit)                             2,050     --       2,577     1,933      (619)      --        628               70    251      4,706    2,184
Deferrable capital securities, net of tax             --     --         --        --         --       --         --              766  1,142        766    1,142
Minority interest in subsidiary, net of tax        1,108     --         --        --       (552)      --         --               --     --        556       --
                                                  ---------------- -------------------- ------------------ ----------------- ----------------  ------------------

     Net operating earnings (loss)
     from continuing operations                  $ 3,550     --     $ 3,970   $ 3,851    $ (598)      --    $ 1,165          $ (633) $ (439)   $ 7,454  $ 3,412
                                                  ================ ==================== ================== ================= ================  ==================
     Realized gains, net of tax
      and minority interest                          551                                                                      1,840            $ 2,391
                                                  ---------------- -------------------- ------------------ ----------------- ----------------  ------------------
     Net income (loss) from
     continuing operations                       $ 4,101     --     $ 3,970   $ 3,851    $ (598)      --    $ 1,165     --   $1,207  $ (439)   $ 9,845  $ 3,412
                                                  ================ ==================== ================== ================= ================  ==================

    *Excludes realized investment gains and losses

                                                Vesta Insurance Group, Inc.
                                            Quarter vs. Quarter and YTD vs. YTD
                                         (amounts in thousands, except share data)

                                                                  3 Months Ended June 30,         6 Months Ended June 30,
                                                                     2001          2000              2001         2000
                                                                -------------  ------------      ----------- -------------
Revenues:
    Net premiums written                                             $ 74,255      $ 55,896        $ 135,467     $ 105,023
    Decrease in unearned premiums                                         (64)       (3,758)           4,119         3,680
                                                                 -------------  ------------      ----------- -------------
    Net premiums earned                                                74,191        52,138          139,586       108,703
    Net investment income                                              17,110         5,258           32,713        12,261
    Policy Fees                                                         1,728           239            2,981           239
    Other                                                               2,596         1,085            4,742         1,412
                                                                 -------------  ------------      ----------- -------------
            Total revenues                                             95,625        58,720          180,022       122,615
Expenses:
    Policyholder benefits                                               8,938             -           16,995             -
    Loss and LAE expenses incurred                                     39,071        25,815           77,772        65,594
    Policy acquisition expenses                                        16,874        11,994           31,244        24,437
    Operating expenses                                                 15,236         8,941           29,889        18,926
    Interest on debt                                                    4,487         2,763            9,145         6,166
    Goodwill and other intangible amortization                            969           603            1,495           754
                                                                 -------------  ------------      ----------- -------------
            Total expenses                                             85,575        50,116          166,540       115,877

Income from continuing operations before income taxes
    deferrable capital securities, and minority interest               10,050         8,604           13,482         6,738
Income taxes                                                            3,458         2,961            4,706         2,184
Deferrable capital securities, net of tax                                 383           571              766         1,142
Minority interest in subsidiary, net of tax                               412             -              556             -
                                                                 -------------  ------------      ----------- -------------
            Net operating earnings from continuing operations           5,797         5,072            7,454         3,412

Realized gains/losses, net of tax and minority interest                 1,418             -            2,391             -

            Net income from continuing operations                       7,215         5,072            9,845         3,412

Income (loss) from discontinued operations, net of tax                   (163)       (2,833)            (158)        1,080
Extraordinary gain on debt extinguishments, net of tax                      -           683                -         5,250

Net income                                                              7,052         2,922            9,687         9,742
Gain on redemption of preferred securities                                  -             -              565             -
Preferred stock dividend                                                    -          (563)            (163)       (1,126)
                                                                 -------------  ------------      ----------- -------------
Income available to common shareholders                               $ 7,052       $ 2,359         $ 10,089       $ 8,616
                                                                 =============  ============      =========== =============

Weighted average diluted shares outstanding for the period             24,282        24,249           22,731        24,521
Net operating earnings from continuing operations earnings per share   $ 0.24        $ 0.21           $ 0.33        $ 0.14
Realized gains per share                                               $ 0.06           $ -           $ 0.11           $ -
Net income from continuing operating earnings per share                $ 0.30        $ 0.21           $ 0.43        $ 0.14
Income available to common shareholders per share                      $ 0.29        $ 0.12           $ 0.45        $ 0.40

                                                       Vesta Insurance Group, Inc.
                                                   Condensed Consolidated Balance Sheet
                                                         (amounts in thousands)

                                                                          June 30, 2001       March 31, 2001
                                                                        ----------------    -------------------
Assets:
    Invested assets                                                         $ 1,016,237           $ 963,508
    Cash                                                                         76,328              31,104
    Other assets                                                                691,952             615,930
                                                                        ----------------    -------------------
       Total assets                                                         $ 1,784,517         $ 1,610,542
                                                                        ================    ===================

Liabilities:
    Future policy benefits                                                    $ 664,137           $ 664,214
    Losses and loss adjustment expenses                                         250,614             262,474
    Unearned premiums                                                           138,804             104,110
    Debt                                                                         91,427             101,420
    Other liabilities                                                           331,995             244,501
                                                                        -----------------   -------------------
       Total liabilities                                                      1,476,977           1,376,719

Deferrable capital securities                                                    29,750              29,750
Stockholders' equity                                                            277,790             204,073
                                                                        -----------------   -------------------
       Total liabilites and stockholders' equity                            $ 1,784,517         $ 1,610,542
                                                                        =================   ===================
       Book value per share                                                      $ 8.59              $ 8.62
       Book value per share excluding unrealized
        investment gains and losses                                                8.36                8.42
       Shares Outstanding at period end*                                         32,328              23,675

     * Excludes shares in the Vesta Agents Stock Incentive Plan Trust